UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 25, 2007

TOUSA, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32322	76-0460831
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 Hollywood Blvd., Suite 500 N, Hollywood, Florida		33021
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-364-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 24, 2007, TOUSA, Inc. (the "Company") filed a Current Report on Form 8-K with respect to proposed amendments to its Second Amended and Restated Revolving Credit Agreement and its First Lien Term Loan Agreement, each dated as of July 31, 2007, among the Company, certain subsidiaries of the Company (the "Subsidiary Borrowers"), the lenders party thereto (the "Lenders"), and Citigroup North America, Inc., as Administrative Agent.

On October 25, 2007, the Company, the Subsidiary Borrowers, the Lenders, and Citigroup North America, Inc. entered into Amendment No. 1 to the Second Amended and Restated Revolving Credit Agreement. Among other things, the existing agreement was amended with respect to (i) the pricing of loans, (ii) limiting the amounts which may be borrowed prior to December 31, 2007, (iii) modifying the definition of a "Material Adverse Effect," (iv) waiving compliance with certain financial covenants, (v) establishing minimum operating cash flow requirements, (vi) requiring compliance with weekly budgets, (vii) requiring the payment of certain fees, and (viii) reducing the Lenders' commitments by $50,000,000.

The First Lien Term Loan Credit Agreement was also amended by Amendment No. 1 to the First Lien Term Loan Credit Agreement to amend certain terms including (i) the pricing of loans, (ii) the definition of "Material Adverse Effect," and (iii) waiving compliance with certain financial covenants.

While the amendments provide the Company with temporary relief from certain credit agreement covenants, the Company faces many challenges including, among other things, its current level of indebtedness. In connection therewith, the Company is pursuing asset sales and is considering all available restructuring and reorganization alternatives and processes including, among other things, restructuring its capital structure including attempting to exchange some or all of its outstanding indebtedness for equity in the Company. The Company has asked its bondholders to organize as a group in order to discuss such restructuring and reorganization alternatives. The Company may not be successful in achieving these alternatives and the alternatives, if achieved, may not be successful.

The foregoing descriptions of the amendment to the Second Amended and Restated Revolving Credit Agreement and the amendment to the First Lien Term Loan Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such amendments, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference thereto.

Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements concern expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts, and typically include the words "anticipate", "intend," "believe", "expect", "estimate", "project", and "future." Specifically, this current report contains forward-looking statements including with respect to our ability and intention to reorganize our capital structure and reduce our levels of indebtedness. We do not undertake any obligation to update any forward-looking statements.

These forward-looking statements reflect our current views about future events and are subject to risks, uncertainties and assumptions. As a result, actual results may differ significantly from those expressed in any forward-looking statement. The most important factors that could prevent us from achieving our goals, and cause the assumptions underlying forward-looking statements and the actual results to differ materially from those expressed in or implied by those forward-looking statements include, but are not limited to, the following:

• our ability to negotiate with holders of our indebtedness;

• our significant level of debt and the impact of the restrictions imposed on us by the terms of this debt;

• our ability to borrow or otherwise finance our business in the future;

• a decline in the value of the land and home inventories we maintain;

• our ability to successfully dispose of developed properties or undeveloped land or homesites at expected prices and within anticipated time frames;

• our relationship with Technical Olympic S.A. and its control over our business activities;

• economic or other business conditions that affect the desire or ability of our customers to purchase new homes in markets in which we conduct our business, such as increases in interest rates, inflation, or unemployment rates or declines in median income growth, consumer confidence or the demand for, or the price of, housing;

• events which would impede our ability to open new communities and/or deliver homes within anticipated time frames and/or within anticipated budgets;

• our ability to successfully enter into, utilize, and recognize the anticipated benefits of, joint ventures and option contracts;

• our ability to compete in our existing and future markets;

• the impact of hurricanes, tornadoes or other natural disasters or weather conditions on our business, including the potential for shortages and increased costs of materials and qualified labor and the potential for delays in construction and obtaining government approvals;

• an increase or change in government regulations, or in the interpretation and/or enforcement of existing government regulations; and

• the impact of any or all of the above risks on the operations or financial results of our unconsolidated joint ventures.

Item 9.01 Financial Statements and Exhibits.

10.1 - Amendment No. 1 to the Second Amended and Restated Revolving Credit Agreement dated as of October 25, 2007 among the Company, the Subsidiary Borrowers, the Lenders and the Administrative Agent

10.2 - Amendment No. 1 to the First Lien Term Loan Credit Agreement dated as of October 25, 2007 among the Company, the Subsidiary Borrowers, the Lenders and the Administrative Agent

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUSA, Inc.

October 29, 2007	By:	/s/ Stephen M. Wagman

Name: Stephen M. Wagman
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 1 to the Second Amended and Restated Revolving Credit Agreement dated as of October 25, 2007 among the Company, the Subsidiary Borrowers, the Lenders and the Administrative Agent
10.2	Amendment No. 1 to the First Lien Term Loan Credit Agreement dated as of October 25, 2007 among the Company, the Subsidiary Borrowers, the Lenders and the Administrative Agent